Property and equipment	12 Months Ended
Dec. 31, 2014
Property and equipment

Note 6. Property and equipment

The following table summarizes property and equipment by categories for the periods presented:

	Year Ended December 31,
	2013	2014
Computer equipment	$28,646	$34,935
Office furniture and equipment	4,458	3,947
Vehicles	2,631	1,534
Leasehold improvements	4,994	5,244

Total property and equipment	40,729	45,660
Less: accumulated depreciation	(25,435)	(27,660)

Total property and equipment, net	$15,294	$18,000

Assets held under capital leases at gross value amount included in the above table for financial years 2012, 2013 and 2014, are nil, nil and $922, respectively. Accumulated depreciation for those assets held under capital leases in the above table for financial years 2012, 2013 and 2014, are nil, nil and $70, respectively. Capital lease obligations for the assets held under capital lease amount to nil and $493, respectively as of December 31, 2013 and 2014, respectively.

Depreciation expense, including impairments, was $7,619, $8,083 and $8,984 in financial years 2012, 2013 and 2014, respectively.

During the financial years ended December 31, 2013 and 2014, the Company received government grants, related to certain capital expenditures. The grants, equivalent to $1,578 and $1,565, respectively, were recorded as a deduction on property and equipment. The grants are subject to specific conditions, which the Company believes it will fulfill.

As of December 31, 2013 and 2014, property and equipment with a carrying value of $7,828 and $14,786 respectively, have been pledged as collateral to the long term debt (Note 12).